SIXTH AMENDMENT TO
                              FORBEARANCE AGREEMENT

        THIS SIXTH AMENDMENT TO FORBEARANCE AGREEMENT (hereinafter, this "Sixth Forbearance Agreement Amendment") is entered as of April __, 1999 between PLUMA, INC., a North Carolina corporation (the "Borrower") and NATIONSBANK, N.A., as Agent for and on behalf of the Lenders (the "Agent"). Capitalized terms used herein and not otherwise defined or designated herein shall have the respective meanings given to them in the Credit Agreement (defined below).

                                    RECITALS
                                    --------

        WHEREAS, the Borrower, the Agent and the Lenders are parties to that certain Credit Agreement dated as of April 23, 1998, as amended (as further amended, modified, supplemented, extended or restated from time to time, the "Credit Agreement");

        WHEREAS, the Borrower and the Agent for and on behalf of the Lenders are parties to that certain Forbearance Agreement dated as of November 16, 1998, as amended (as further amended, modified, supplemented, extended or restated from time to time, the "Forbearance Agreement");

        WHEREAS, that in addition to the previously identified Acknowledged Events of Default (as defined the Forbearance Agreement), the Borrower has failed to make a $1,177,370.13 interest payment relating to a certain Eurodollar Loan that constitutes part of the Revolving Loans and for which April 13, 1999 was the applicable Interest Payment Date (the "April 13, 1999 Interest Payment Date Event of Default");

        WHEREAS, the Borrower has requested that the Agent and the Lenders agree to: (a) amend the Forbearance Agreement to include the April 13, 1999 Interest Payment Date Event of Default as an Acknowledged Default (as defined in the Forbearance Agreement) (b) accept the Borrower's proposed payment schedule for curing the April 13, 1999 Interest Payment Date Event of Default by no later than June 11, 1999 and (c) allow the interest payment of $54,500.00 relating to another certain Eurodollar Loan that constitutes part of the Revolving Loans and for which April 21, 1999 will be the applicable Interest Payment Date (the "April 21, 1999 Interest Payment") to be included within the payment schedule otherwise designed to cure the April 13, 1999 Interest Payment Date Event of Default. The Agent, on behalf of the Lenders, has agreed to do so, but only upon the terms and conditions set forth herein; and

        NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

        1. Acknowledged Events of Default. The Forbearance Agreement is hereby amended so that the term "Acknowledged Events of Default" shall include the April 13, 1999 Interest Payment Date Event of Default.

        2. Cure Payments. Notwithstanding paragraph 1 of this Sixth Forbearance Agreement Amendment, the Borrower shall cure the April 13, 1999 Interest Payment Date Event of Default by making weekly payments of $150,000 each commencing on Friday, April 16, 1999 and continuing on Friday of each week thereafter until the April 13, 1999 Interest Payment Date Event of Default is cured; provided, however, that: (a) the $150,000 payment due on April 23, 1999 pursuant to this paragraph shall first be applied as the April 21, 1999 Interest Payment (and no Default shall arise exclusively from the Borrower's failure to make the April 21, 1999 Interest Payment on April 21, 1999) and (b) the Borrower shall have paid all amounts necessary to cure the April 13, 1999 Interest Payment Date Event of Default by no later than June 11, 1999.

        3. Amendment to Credit Agreement. Simultaneously with the execution of this Sixth Forbearance Agreement Amendment, the Borrower shall execute and deliver to the Agent, on behalf of the Lenders, a Tenth Amendment to Credit Agreement (the "Tenth Amendment") in form of that attached hereto as Exhibit A.

        4. Conditions Precedent. As conditions precedent to the effectiveness of this Sixth Forbearance Agreement Amendment, on or before the date hereof:

               (a) The Agent shall have received original duly executed counterparts of this Sixth Forbearance Agreement Amendment duly executed by the Credit Parties and the Agent;

               (b) The Borrower shall have executed and delivered to the Agent the Tenth Amendment; and

               (c) The Borrower shall have delivered to the Agent an opinion of counsel to the Borrower in form and substance satisfactory to the Agent as to the due authorization, execution, delivery and enforceability of this Sixth Forbearance Agreement Amendment and the Tenth Amendment.

        5. Limited Modification Only. Except as specifically modified hereby, the terms and conditions of the Forbearance Agreement remain in full force and effect.

        6. Release. The Borrower hereby releases the Agent, the Lenders, and the Agent's and the Lenders' respective officers, employees, representatives, agents, counsel and directors from any and all actions, causes of action, claims, demands, damages and liabilities of whatever kind or nature, in law or in equity, now known or unknown, suspected or unsuspected to the extent that any of the foregoing arises from any action or failure to act on or prior to the date hereof.

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        7. Expenses. Upon demand therefor, the Borrower shall pay all out-of-pocket expenses incurred by the Agent in connection with the negotiation, drafting and execution of this Sixth Forbearance Agreement Amendment and the exhibits hereto, including without limitation reasonable fees and expenses of the Agent's counsel.

        8. Borrower's Representations. The Borrower hereby represents and warrants as follows:

               (a) The Borrower has taken all necessary action to authorize the execution, delivery and performance of this Sixth Forbearance Agreement Amendment;

               (b) This Sixth Forbearance Agreement Amendment has been duly executed and delivered by the Borrower and constitutes the Borrower's legal, valid and binding obligations, enforceable in accordance with its terms, except as such enforceability may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors' rights generally and
        (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity); and

               (c) No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by the Borrower of this Sixth Forbearance Agreement Amendment.

        9. Counterparts. This Sixth Forbearance Agreement Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of an executed counterpart of this Sixth Forbearance Agreement Amendment by telecopy shall be effective as an original and shall constitute a representation that an executed original shall be delivered.

        10. Credit Document. The Forbearance Agreement and each Amendment thereof (including but not limited to this Sixth Forbearance Agreement Amendment) is a Credit Document executed pursuant to the Credit Agreement and shall (unless expressly indicated therein) be construed, administered and applied in accordance with the terms and provisions of the Credit Agreement.

        11. GOVERNING LAW. THIS SIXTH FORBEARANCE AGREEMENT AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NORTH CAROLINA.

        Each of the parties hereto has caused a counterpart of this Sixth Forbearance Agreement Amendment to be duly executed and delivered as of the date first above written.

                                    PLUMA, INC.,
                                    a North Carolina corporation

                                    By:_______________________________________
                                    Name:_____________________________________
                                    Title:____________________________________


                                    NATIONSBANK, N.A.,
                                    as Agent for and on behalf of
                                    the Lenders

                                    By:_______________________________________
                                    Name:_____________________________________
                                    Title:____________________________________